GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds
Class A Shares, Class C Shares,
Institutional Shares and Class IR Shares of the
Goldman Sachs International Real Estate Securities Fund

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Services Shares, Class IR Shares, and Class R Shares of the
Goldman Sachs Real Estate Securities Fund (collectively, the “Funds”)

Supplement dated May 9, 2011 to the
Prospectus dated April 29, 2011 (the “Prospectus”)

James Otness, one of the Funds’ portfolio managers, has announced his intention to retire from Goldman Sachs Asset Management at the end of 2011. Over the remainder of the year, Mr. Otness’s portfolio management responsibilities for the International Real Estate Securities Fund will be transitioned to the remaining portfolio manager, Frankie Chun Wah Lee. Mr. Otness’s portfolio management responsibilities for the Real Estate Securities Fund will be transitioned to the remaining portfolio managers, Nora Creedon and Timothy Ryan. The transition will be completed by December 30, 2011 and following that date Mr. Otness will no longer have portfolio management responsibilities with respect to the Funds.

This Supplement should be retained with your Prospectuses for future reference.

SELSATPMSTK 05-11